--------------------------------------------------------------------------------
                                         THE
                                    MORGAN STANLEY
                                      HIGH YIELD
                                      FUND, INC.
--------------------------------------------------------------------------------


                                    ANNUAL REPORT
                                  DECEMBER 31, 1998
                       MORGAN STANLEY DEAN WITTER INVESTMENT
                                   MANAGEMENT INC.
                                 INVESTMENT ADVISER




                       THE MORGAN STANLEY HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIANS

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

LETTER TO SHAREHOLDERS
---------
For the year ended december 31, 1998, the Morgan Stanley High Yield Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 4.12% compared to 0.58% for the CS First Boston High Yield Index (the "Index"). For the period since the Fund's commencement of operations on November 30, 1993 through December 31, 1998, the Fund's total return based on net asset value per share, was 72.68% compared to 49.88% for the Index. On December 31, 1998, the closing price of the Fund's shares on the New York Stock Exchange was $15 3/8, representing a 12.9% premium to the Fund's net asset value per share.

The high yield market underperformed high quality bonds in 1998 by over 500 basis points. Global financial turmoil highlighted by the default of Russia and the subsequent flight to quality caused spreads to widen dramatically in the third quarter. For the year, the weakness in the third quarter outweighed strong returns for the asset class in the first and fourth quarters.

Technical factors and fear were primarily responsible for the spread widening that occurred in the third quarter. However, for the year, default rates also rose meaningfully, which put pressure on specific industries. Leveraged investors including many hedge funds were forced to sell to satisfy margin calls. At the same time, dealers were under pressure to keep inventories low and net cash flows into mutual funds turned negative. Consistent with the other non-Treasury sectors of the bond market, high yield bonds rebounded strongly in the fourth quarter. An accommodative Fed reduced fears of a credit crunch allowing liquidity to return to this market as well. Technical conditions improved dramatically: mutual fund cash flows were strong, demand for the large number of new issues has been overwhelming, and the deleveraging so prevalent in the previous quarter appears to be over. A strong equity market and improving conditions in the emerging markets also enhanced the confidence of high yield investors in late December and early January. Uncertainty arose again, however, as Brazil's financial crisis heightened.

Results relative to the Index were negatively impacted by exposure to non-U. S. issues and an overweighting in the telecommunications sector. Positive contributions to our relative performance included a higher average credit rating than the Index, an underweight position in cyclical and commodity sectors such as metals, paper, energy and utilities and superior security selection across several sectors. In addition, our focus on larger capitalization public companies, which is a key tenet of our investment philosophy, helped support the domestic portion of the Fund.

Current sector allocation, which is driven primarily by bottom up security selection, can be described as follows.

The Fund remains the most overweighted in the telecommunications and emerging markets sectors where we continue to find value. The Fund is also overweighted in the healthcare, retail and gaming sectors. We have less than the Index's exposure in the media and consumer sector as well as in the commodity and cyclical sectors. We are also finding value in securities of
selected Western European issuers.   As a result of our valuation discipline,
the Fund continues to maintain an average credit quality that is higher than that of the Index, while the interest rate sensitivity is close to that of the Index.

Even after the recent rebound, yield spreads on high yield bonds now exceed 500 basis points over Treasuries-levels not seen since the early 1990's. During that historical period, default rates were very high (reaching 10% in 1990 and 1991), interest coverage ratios were less than 2.0 times, and there was serious concern over the health of the banking system. Today, default rates are less than 3%, coverage ratios average 2.5 times, and the U.S. financial system is better capitalized. Also, the rating agency upgrade to downgrade ratio is better today than it was in the late 80's, and the percentage of equity in the capital structures of high yield issuers is significantly higher. Finally, cash flow continues to improve for many of the issuers we follow. In summary, prices in the high yield market continue to discount worst case outcomes/default rates that are historically very high at a time when the fundamental credit quality of most high yield issuers is quite strong and the financial system is very healthy. Consequently, we believe that high yield bonds may offer compelling value, and we continue to find attractive bottom up investment opportunities using our valuation criteria.

Sincerely,

/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

January 1999

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

The Morgan Stanley High Yield Fund, Inc.
Investment Summary as of December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL                                             TOTAL RETURN (%)
INFORMATION                   ------------------------------------------------------------------
                                MARKET VALUE (1)      NET ASSET VALUE (2)        INDEX (3)
                              --------------------   --------------------   --------------------
                                           AVERAGE                AVERAGE                AVERAGE
                              CUMULATIVE    ANNUAL   CUMULATIVE    ANNUAL   CUMULATIVE    ANNUAL
                              ----------   -------   ----------   -------   ----------   -------
          One Year              11.15%      11.15%      4.12%       4.12%      0.58%       0.58%
          Five Year             86.34       13.26      72.68       11.54      48.02        8.16
          Since Inception*      94.91       14.02      72.68       11.34      49.88        8.28

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                       [GRAPH]

                                                                         Year Ended December 31,

                                               1993*       1994        1995        1996        1997        1998
                                               -----       ----        ----        ----        ----        ----
Net Asset Value Per Share. . . . . . . .    $ 14.10     $ 11.96     $ 13.63     $ 14.45     $ 15.19     $ 13.62
Market Value Per Share . . . . . . . . .    $ 14.75     $ 11.38     $ 12.88     $ 14.63     $ 16.06     $ 15.38
Premium/(Discount) . . . . . . . . . . .        4.6%       -4.8%       -5.5%        1.3%        5.7%       12.9%
Income Dividends . . . . . . . . . . . .         --     $  1.37     $  1.27     $  1.42     $  1.36     $  1.42
Capital Gains Distributions. . . . . . .         --          --          --          --     $  0.48     $  0.83
Fund Total Return (2). . . . . . . . . .       0.00%      -5.53%      26.07%      17.52%      18.48%       4.12%
Index Total Return (1)(3). . . . . . . .       1.26%      -0.98%      17.39%      12.40%      12.65%       0.58%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.
 *   The Fund commenced operations on November 30, 1993.

The Morgan Stanley High Yield Fund, Inc.
Portfolio Summary as of December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                       [CHART]

Debt Instruments                 (95.8%)
Equity Securities                 (2.3%)
Short-Term Investments            (1.9%)

--------------------------------------------------------------------------------
SECTORS

                                       [CHART]

Asset Backed Securities           (5.6%)
Broadcast -- Radio &
Television                       (11.5%)
Diversified                       (3.5%)
Financial Services                (4.3%)
Foreign Government Bonds          (4.4%)
Gaming & Lodging                  (4.0%)
Health Care Supplies &
Services                          (6.7%)
Multi - Industry                 (13.7%)
Telecommunications               (20.2%)
Utilities                         (3.0%)
Other                            (23.1%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                    PERCENT OF
                                                       TOTAL
                                                    INVESTMENTS
                                                    -----------
     1.   DR Securitized Lease Trust                    3.9%
     2.   Nextel Communications, Inc.                   3.4
     3.   Columbia/HCA Healthcare                       3.1
     4.   Tenet Healthcare Corp.                        2.8
     5.   Jet Equipment Trust                           2.3
     6.   Lenfest Communications, Inc.                  2.0%
     7.   TV Azteca 'B' 10.50%, 2/15/07                 1.9
     8.   CSC Holdings, Inc.                            1.9
     9.   Station Casinos, Inc.                         1.8
     10.  Republic of Argentina.                        1.8
                                                       ----
                                                       24.9%
                                                       ----
                                                       ----

* Excludes short-term investments.

FINANCIAL STATEMENTS
-------
STATEMENT OF NET ASSETS
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
-------
DECEMBER 31, 1998

                                                            FACE
                                                          AMOUNT          VALUE
                                                           (000)          (000)
-------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (83.3%)
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.6%)
   Jet Equipment Trust
      'C1' 11.79%, 6/15/13                              $  1,500       $  1,969
   (b) 'D-95' 11.44%, 11/1/14                              1,100          1,433
(b) Satelites Mexicanos 'B'
      10.125%, 11/1/04                                       565            463
                                                                   ------------
                                                                          3,865
                                                                   ------------
-------------------------------------------------------------------------------
AUTOMOTIVE (0.8%)
(b) Hayes Lemmerz International, Inc.
      8.25%, 12/15/08                                      1,220          1,217
                                                                   ------------
-------------------------------------------------------------------------------
BANKING (1.1%)
(b,d,e) SB Treasury Co. LLC
      9.40%, 12/29/49                                      1,010            957
   Western Financial Bank
      8.875%, 8/1/07                                         885            637
                                                                   ------------
                                                                          1,594
                                                                   ------------
-------------------------------------------------------------------------------
BROADCAST --- RADIO & TELEVISION (11.5%)
(b,e) Chancellor Media Corp.
      9.00%, 10/1/08                                       1,080          1,139
   Chancellor Media Corp. 'B'
      8.125%, 12/15/07                                     1,370          1,367
(b) HMV Media Group plc
      10.875%, 5/15/08                              GBP    1,035          1,601
(d) Intermedia Communications, Inc. 'B'
      0.00%, 7/15/07                                    $  3,000          2,070
   Lenfest Communications, Inc.
   (b) 7.625%, 2/15/08                                       800            839
   (e) 8.375%, 11/1/05                                     2,010          2,171
(b) Metromedia Fiber Network
      10.00%, 11/15/08                                       790            814
(d) RCN Corp.
      0.00%, 10/15/07                                      3,000          1,695
   Rogers Cablesystems
      10.125%, 9/1/12                                        650            718
   Rogers Cablesystems 'B'
      10.00%, 3/15/05                                      1,505          1,686
(e) TV Azteca 'B'
      10.50%, 2/15/07                                      3,460          2,837
                                                                   ------------
                                                                         16,937
                                                                   ------------
-------------------------------------------------------------------------------
BUILDING MATERIALS & COMPONENTS (1.7%)
(e) American Standard Cos., Inc.
      7.375%, 2/1/08                                       1,370          1,376
(b) Building Materials Corp.
      8.00%, 12/1/08                                       1,115          1,112
                                                                   ------------
                                                                          2,488
                                                                   ------------
-------------------------------------------------------------------------------
BUSINESS SERVICES (1.1%)
(e) Outdoor Systems, Inc.
      8.875%, 6/15/07                                   $  1,480         $1,576
                                                                   ------------
-------------------------------------------------------------------------------
COAL, GAS & OIL (2.3%)
(b,d) Husky Oil, Ltd.
      8.90%, 8/15/28                                         885            879
(b) RAS Laffan Liquid Natural Gas
      8.294%, 3/15/14                                        950            794
(b) Snyder Oil Corp.
      8.75%, 6/15/07                                       1,750          1,698
                                                                   ------------
                                                                          3,371
                                                                   ------------
-------------------------------------------------------------------------------
DIVERSIFIED (3.5%)
(b) CEX Holdings, Inc.
      9.625%, 6/1/08                                       1,065            964
   CSC Holdings, Inc.
      7.875%, 12/15/07                                       575            610
   (e) 9.875%, 5/15/06                                     1,955          2,150
   ISP Holdings, Inc. 'B'
      9.00%, 10/15/03                                      1,350          1,424
                                                                   ------------
                                                                          5,148
                                                                   ------------
-------------------------------------------------------------------------------
ELECTRONICS (0.1%)
(b) AST Research Inc.
      7.45%, 10/1/02                                         175            154
                                                                   ------------
-------------------------------------------------------------------------------
ENERGY (0.5%)
   Quezon Power Ltd.
      8.86%, 6/15/17                                       1,000            745
                                                                   ------------
-------------------------------------------------------------------------------
ENVIRONMENTAL CONTROLS (1.2%)
(d) Norcal Waste Systems, Inc.
      13.50%, 11/15/05                                     1,600          1,728
                                                                   ------------
-------------------------------------------------------------------------------
FINANCE (1.2%)
(d) PTC International Finance B.V.
      0.00%, 7/1/07                                        2,470          1,717
                                                                   ------------
-------------------------------------------------------------------------------
FINANCIAL SERVICES (3.2%)
   CB Richard Ellis Services
      8.875%, 6/1/06                                         700            679
   Geberit International
      10.125%, 4/15/07                              DEM    1,700          1,160
   Globalstar LP
      11.375%, 2/15/04                                  $    850            638
   Indah Kiat Finance
   (b) 10.00%, 7/1/07                                        420            227
   (e) 10.00%, 7/1/07                                      1,530            826
   Iridium LLC/Capital Corp. 'A'
      13.00%, 7/15/05                                      1,285          1,176
                                                                   ------------
                                                                          4,706
                                                                   ------------
-------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

                                                           FACE
                                                          AMOUNT          VALUE
                                                           (000)          (000)
-------------------------------------------------------------------------------
FOOD (0.8%)
   Smithfield Foods, Inc.
      7.625%, 2/15/08                                   $  1,175       $  1,181
                                                                   ------------
-------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER (0.3%)
   APP Fin II Mauritius Ltd.
      12.00%, 2/15/04                                        865            411
                                                                   ------------
-------------------------------------------------------------------------------
GAMING & LODGING (4.0%)
(e) Grand Casinos
      10.125%, 12/1/03                                     1,495          1,630
   Hilton Hotels
      7.95%, 4/15/07                                       1,510          1,564
(e) Station Casinos, Inc.
      10.125%, 3/15/06                                     2,555          2,695
                                                                   ------------
                                                                          5,889
                                                                   ------------
-------------------------------------------------------------------------------
HEALTH CARE SUPPLIES & SERVICES (6.7%)
   Columbia/HCA Healthcare
   (e) 6.91%, 6/15/05                                      2,650          2,597
   (e) 7.00%, 7/1/07                                       2,025          1,961
   Fresenius Medical Capital Trust II
      7.875%, 2/1/08                                       1,195          1,189
   Tenet Healthcare Corp.
   (b) 8.125%, 12/1/08                                     1,000          1,025
   (e) 8.625%, 1/15/07                                     2,955          3,103
                                                                   ------------
                                                                          9,875
                                                                   ------------
-------------------------------------------------------------------------------
METALS (2.0%)
   Algoma Steel,  Inc.
      12.375%, 7/15/05                                       340            248
   Grupo Minero Mexico 'A'
      8.25%, 4/1/08                                          590            508
   Impress Metal Packaging
   (b) 9.875%, 5/29/07                               DEM   2,750          1,821
   (b) 9.875%, 5/29/07                                       400            265
(b) NSM Steel, Inc.
      12.25%, 2/1/08                                   $     825            116
                                                                   ------------
                                                                          2,958
                                                                   ------------
-------------------------------------------------------------------------------
MULTI - INDUSTRY (13.7%)
(b)Adelphia Communications
      8.375%, 2/1/08                                         300            312
   Adelphia Communications 'B'
      8.375%, 2/1/08                                         800            832
      9.875%, 3/1/07                                         200            222
   AMSC Acquisition Co., Inc. 'B'
      12.25%, 4/1/08                                       1,725          1,069
(b)Axia, Inc.
      10.75%, 7/15/08                                        585            594
(b)CA FM Lease Trust
      8.50%, 7/15/17                                       1,422          1,578
(b)Cathay International Ltd.
      13.00%, 4/15/08                                  $     525       $    197
   Glencore Nickel Property Ltd.
      9.00%, 12/1/14                                         935            748
   Global Crossing Holdings Ltd.
      9.625%, 5/15/08                                      1,790          1,879
   Harrahs Operating Co., Inc.
      7.875%, 12/5/05                                        660            662
(e)Multicanal
      10.50%, 2/1/07                                       1,705          1,578
(b)Multicanal 'C'
      10.50%, 4/15/18                                        725            605
(b)Murrin Murrin Holdings
      Property Ltd.
      9.375%, 8/31/07                                      1,075            957
   Musicland Group, Inc.
      9.00%, 6/15/03                                         325            312
   Musicland Group, Inc. 'B'
      9.875%, 3/15/08                                      1,600          1,560
   Norampac, Inc.
      9.50%, 2/1/08                                          800            816
(b)Nortek, Inc.
      8.875%, 8/1/08                                         750            763
   Park Place Entertainment
      7.875%, 12/15/05                                     1,195          1,198
(b)RBS Participacoes
      11.00%, 4/1/07                                         850            527
(b)Reliance Industries Ltd.
      9.375%, 6/24/26                                        445            399
(e)SD Warren Co. 'B'
      12.00%, 12/15/04                                     2,235          2,436
(b)Sirona Dental Systems
      9.125%, 7/15/08                               DEM    1,650            995
                                                                   ------------
                                                                         20,239
                                                                   ------------
-------------------------------------------------------------------------------
REAL ESTATE (1.6%)
(e)HMH Properties 'A'
      7.875%, 8/1/05                                  $    2,380          2,341
                                                                   ------------
-------------------------------------------------------------------------------
RETAIL -- GENERAL (0.6%)
   Southland Corp.
      5.00%, 12/15/03                                        930            818
                                                                   ------------
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (19.0%)
(b)American Cellular Corp.
      10.50%, 5/15/08                                        775            760
(b)Centennial Cellular
      10.75%, 12/15/08                                       695            698
   Comcast Cellular Holdings 'B'
      9.50%, 5/1/07                                          245            261
(d)Dial Call Communications 'B'
      0.00%, 12/15/05                                        560            559
   Dobson Communications Corp.
      11.75%, 4/15/07                                        720            734
-------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

                                                           FACE
                                                         AMOUNT           VALUE
                                                          (000)           (000)
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (19.0%) (CONTINUED)
(d)Dolphin Telecommunications plc
      0.00%, 6/1/08                                 ECU    1,520       $    580
   Espirit Telecom Group 'DM'
      11.50%, 12/15/07                              DEM    1,300            796
   Flag Ltd.
      8.25%, 1/30/08                                  $      900            886
(b)Globopar 1996-B, Class C
      10.625%, 12/5/08                                       650            419
   IXC Communications, Inc.
      9.00%, 4/15/08                                       1,295          1,289
(e)Level 3 Communications, Inc.
      9.125%, 5/1/08                                       1,300          1,284
   Nextel Communications, Inc.
   (d) 0.00%, 8/15/04                                      1,575          1,528
   (d) 0.00%, 9/15/07                                      5,520          3,533
   NEXTLINK Communications, Inc.
   (d)0.00%, 4/15/08                                       2,500          1,437
   (b)10.75%, 11/15/08                                       225            230
(b,d)NTL, Inc.
      0.00%, 4/1/08                                        2,325          1,441
   (d)Occidente y Caribe
      0.00%, 3/15/04                                       3,125          2,273
(e)Philippine Long Distance Telephone
      9.25%, 6/30/06                                       1,725          1,639
   Primus Telecommunications
      Group 'B'
      9.875%, 5/15/08                                      1,000            955
(e)Qwest Communications
   International, Inc.
      10.875%, 4/1/07                                        710            817
(d)Qwest Communications
      International, Inc. 'B'
      0.00%, 2/1/08                                        1,000            755
   Rogers Communications, Inc.
      8.875%, 7/15/07                                        750            776
   (e)9.125%, 1/15/06                                        800            832
   RSL Communications plc
   (e)9.125%, 3/1/08                                       1,165          1,060
   (b)12.00%, 11/1/08                                        900            945
   RSL Communications, Ltd.
   (d)0.00%, 3/15/08                                DEM    2,700            893
      12.25%, 11/15/06                                  $     88             93
(b)Viatel, Inc.
      0.00%, 4/15/08                                         980            556
                                                                   ------------
                                                                         28,029
                                                                   ------------
-------------------------------------------------------------------------------
TRANSPORTATION (0.8%)
   Hermes Europe Railtel B.V.
(b) 10.375%, 1/15/09                                         250            251
      11.50%, 8/15/07                                        945            997
                                                                   ------------
                                                                          1,248
                                                                   ------------
-------------------------------------------------------------------------------
UTILITIES (3.0%)
   AES Corp.
      8.50%, 11/1/07                                    $  1,430       $  1,451
(e)Korea Electric Power Corp.
      7.75%, 4/1/13                                        1,810          1,527
   Niagara Mohawk Power 'G'
      7.75%, 10/1/08                                         433            473
(d)Niagara Mohawk Power 'H'
      0.00%, 7/1/10                                        1,245            959
                                                                   ------------
                                                                          4,410
                                                                   ------------
-------------------------------------------------------------------------------
TOTAL CORPORATE BONDS AND NOTES
   (Cost $125,729)                                                      122,645
                                                                   ------------
-------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (5.6%)
-------------------------------------------------------------------------------
   Aircraft Lease Portfolio
      Securitization Ltd.
      1996-1 P1D 12.75%, 6/15/06                           1,594          1,594
   DR Securitized Lease Trust
      1993-K1 A1 6.66%, 8/15/10                            2,056          1,951
      1994-K1 A1 7.60%, 8/15/07                            3,271          3,258
      1994-K2 A2 9.35%, 8/15/19                              500            521
(b)First Home Mortgage Acceptance
      Corp., 1996-B, Class C
      7.929%, 11/1/18                                      1,312            997
                                                                   ------------
                                                                          8,321
                                                                   ------------
-------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
   (Cost $7,708)                                                          8,321
                                                                   ------------
-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (2.5%)
-------------------------------------------------------------------------------
   DLJ Mortgage Acceptance Corp.
      1997-CF2 S
      0.357%, 10/15/30                                    32,622            734
   GMAC IO 1996-C1 CL X2 REMIC
      2.590%, 3/15/21                                      6,330            443
   Long Beach Auto 1997-1, 'B'
      14.22%, 10/26/03                                     1,499          1,490
(b)OHA Auto Grantor Trust 1997-1, 'B'
      11.00%, 1/15/04                                      1,045          1,015
                                                                   ------------
                                                                          3,682
                                                                   ------------
-------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
   (Cost $4,004)                                                          3,682
                                                                   ------------
--------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

                                                            FACE
                                                          AMOUNT          VALUE
                                                           (000)          (000)
-------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS (4.4%)
-------------------------------------------------------------------------------
ARGENTINA (1.8%)
(d)Republic of Argentina 'L'
      6.188%, 3/31/05                                   $  1,791       $  1,531
(d)Republic of Argentina Pre 4
      Bocon PIK
      5.198%, 9/1/02                                       1,031          1,122
                                                                   ------------
                                                                          2,653
                                                                   ------------
-------------------------------------------------------------------------------
INDONESIA (0.7%)
(b,e)Pindo Deli Finance (Mauritius)
      10.75%, 10/1/07                                      1,955          1,017
                                                                   ------------
-------------------------------------------------------------------------------
KOREA (1.5%)
   Korea Development Bank
      6.625%, 11/21/03                                     2,460          2,189
                                                                   ------------
-------------------------------------------------------------------------------
MEXICO (0.4%)
   United Mexican States Par Bond 'W-A'
      6.25%, 12/31/19                                        770            601
                                                                   ------------
-------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT BONDS
   (Cost $7,163)                                                          6,460
                                                                   ------------
-------------------------------------------------------------------------------
                                                          SHARES
-------------------------------------------------------------------------------
PREFERRED STOCK (2.0%)
-------------------------------------------------------------------------------
FINANCIAL SERVICES (1.1%)
   Sinclair Capital 11.625%                               15,290          1,628
                                                                   ------------
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (0.9%)
(a)IXC Communications, Inc. 'B'                            1,246          1,271
(a,f)Viatel, Inc., Series 'A' 10.00%                         505              3
                                                                   ------------
                                                                          1,274
                                                                   ------------
-------------------------------------------------------------------------------
TOTAL PREFERRED STOCK
   (Cost $2,621)                                                          2,902
                                                                   ------------
-------------------------------------------------------------------------------
                                                          NO. OF
                                                        WARRANTS
-------------------------------------------------------------------------------
WARRANTS (0.3%)
-------------------------------------------------------------------------------
METALS (0.0%)
(a,b)NSM Steel, Inc., expiring 2/1/08                    522,301            --@
                                                                   ------------
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (0.3%)
(a,b)American Mobile Satellite
      Corp., expiring 4/1/08                               1,725              1
(a,b)Globalstar Telecom, expiring 2/15/04                  1,000             55
(a,b)Iridium World Communications, Inc.,
      expiring 7/15/05                                       840            127
(a,b)Nextel Communications,
      expiring 4/25/99                                     2,500      $      --@
(a,b)Occidente y Caribe, expiring 3/15/04                 12,500            219
                                                                   ------------
                                                                            402
                                                                   ------------
-------------------------------------------------------------------------------
TOTAL WARRANTS
   (Cost $--@)                                                              402
                                                                   ------------
-------------------------------------------------------------------------------
                                                            FACE
                                                          AMOUNT
                                                           (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.9%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT
   Chase Securities, Inc., 4.45%,
      dated 12/31/98, due 1/4/99, to
      be repurchased at $2,857,
      collateralized by $1,925 United
      States Treasury Bonds, 9.875%,
      due 11/15/15, valued at $2,919
      (Cost $2,856)                                     $  2,856          2,856
                                                                   ------------
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
   (Cost $150,081)                                                      147,268
                                                                   ------------
-------------------------------------------------------------------------------
OTHER ASSETS
   Cash                                                       47
   Interest Receivable                                     3,263
   Receivable for Investments Sold                           458
   Receivable for Daily Variation
      on Futures Contracts                                     2
   Other Assets                                                7          3,777
                                                    ------------   ------------
-------------------------------------------------------------------------------
LIABILITIES
   Payable For:
      Reverse Repurchase Agreements                     (21,930)
      Dividends Declared                                 (8,647)
      Investments Purchased                                (250)
      Investment Advisory Fees                              (76)
      Directors' Fees and Expenses                          (44)
      Shareholder Reporting Expenses                        (41)
      Net Unrealized Loss on Foreign
        Currency Exchange Contracts                         (41)
      Professional Fees                                     (38)
      Administrative Fees                                   (14)
      Custodian Fees                                         (4)
   Other Liabilities                                        (20)       (31,105)
                                                    ------------   ------------
-------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

                                                                         AMOUNT
                                                                          (000)
-------------------------------------------------------------------------------
NET ASSETS (100%)
   Applicable to 8,803,010, issued and
      outstanding $0.01 par value shares
      (100,000,000 shares authorized)                                 $119,940
                                                                   ------------
                                                                   ------------
-------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                             $  13.62
                                                                   ------------
                                                                   ------------
--------------------------------------------------------------------------------
AT DECEMBER 31, 1998, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------
   Common Stock                                                       $     88
   Capital Surplus                                                     123,530
   Distributions in Excess of Net Investment
      Income                                                              (198)
   Accumulated Net Realized Loss                                          (597)
   Unrealized Depreciation on Investments
      and Foreign Currency Translations                                 (2,883)
-------------------------------------------------------------------------------
TOTAL NET ASSETS                                                      $119,940
                                                                   ------------
                                                                   ------------
-------------------------------------------------------------------------------
   (a) -- Non-income producing
   (b) -- 144A Security - certain conditions for public sale may exist.
   (c) -- Variable/floating rate security -- rate disclosed is as of
          December 31, 1998.
   (d) -- Step Bond -- coupon rate increases in increments to maturity.
          Rate disclosed is as of December 31, 1998. Maturity date disclosed is the ultimate maturity.
   (e) -- Denotes all or a portion of securities subject to repurchase under Reverse Repurchase Agreements as of December 31, 1998 --
          see note A-4 to financial statements.
   (f) -- Security valued at fair value -- See note A-1 to financial statements.
     @ -- Value is less than U.S.$500.
   PIK -- Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.
-------------------------------------------------------------------------------
DECEMBER 31, 1998 EXCHANGE RATES:
-------------------------------------------------------------------------------
ECU   European Currency Unit                0.852  =  U.S.  $1.00
DEM   German Mark                           1.666  =  U.S.  $1.00
GBP   Great British Pound                   0.602  =  U.S.  $1.00
-------------------------------------------------------------------------------
FUTURES CONTRACTS:
   At December 31, 1998, the following futures contracts were open:

                                                          NET
               NUMBER      AGGREGATE                  UNREALIZED
                 OF        FACE VALUE    EXPIRATION      LOSS
              CONTRACTS      (000)          DATE         (000)
              ---------    ----------    ----------   ----------
  Long:
Long Gilt        6       U.S.$  1,186      Mar-99      U.S.$(32)
                                -----                  --------
                                -----                  --------
-------------------------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
  Under the terms of foreign currency exchange contracts open at December 31, 1998, the Fund is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                                                  NET
   CURRENCY                              IN                    UNREALIZED
      TO                              EXCHANGE                    GAIN
   DELIVER      VALUE    SETTLEMENT      FOR         VALUE       (LOSS)
    (000)       (000)       DATE        (000)        (000)        (000)
DEM     495    $  297     12/07/98      $  302      $  302        $  5
ECU     425       500     01/25/99      $  496         496          (4)
DEM   5,500     3,305     01/27/99      $3,314       3,314            9
DEM   2,920     1,755     01/29/99      $1,718       1,718         (37)
DEM     495       297     02/08/99      $  297         297           --
DEM   1,210       728     02/22/99      $  729         729            1
GBP     875     1,453     03/03/99      $1,438       1,438         (15)
               ------                               ------        -----
               $8,335                               $8,294        $(41)
               ------                               ------        -----
               ------                               ------        -----

      The accompanying notes are an integral part of these financial statements.

                                                                                                  YEAR ENDED
                                                                                               DECEMBER 31, 1998
STATEMENT OF OPERATIONS                                                                              (000)
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $    356
    Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     14,388
----------------------------------------------------------------------------------------------------------------
      Total Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     14,744
----------------------------------------------------------------------------------------------------------------
EXPENSES
    Interest Expense on Borrowings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1,480
    Investment Advisory Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        920
    Administrative Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        176
    Custodian Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         76
    Shareholder Reporting Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         76
    Professional Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         66
    Transfer Agent Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         29
    Directors' Fees and Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         26
    Other Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         78
----------------------------------------------------------------------------------------------------------------
      Total Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2,927
----------------------------------------------------------------------------------------------------------------
        Net Investment Income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11,817
----------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
    Investment Securities Sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6,390
    Foreign Currency Transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (129)
    Futures Contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         19
----------------------------------------------------------------------------------------------------------------
      Net Realized Gain. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6,280
----------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    Depreciation on Investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    (11,854)
    Depreciation on Foreign Currency Translations. . . . . . . . . . . . . . . . . . . . . . . .       (212)
----------------------------------------------------------------------------------------------------------------
      Change in Unrealized Appreciation/Depreciation . . . . . . . . . . . . . . . . . . . . . .    (12,066)
----------------------------------------------------------------------------------------------------------------
Net Realized Gain and Change in Unrealized Appreciation/Depreciation . . . . . . . . . . . . . .     (5,786)
----------------------------------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . . . .   $  6,031
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

                                                                               YEAR ENDED         YEAR ENDED
                                                                            DECEMBER 31, 1998  DECEMBER 31, 1997
STATEMENT OF CHANGES IN NET ASSETS                                                 (000)              (000)
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
  Net Investment Income. . . . . . . . . . . . . . . . . . . . . . . . . . . .   $ 11,817          $ 11,927
  Net Realized Gain. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6,280             7,981
  Change in Unrealized Appreciation/Depreciation . . . . . . . . . . . . . . .    (12,066)            2,600
----------------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations . . . . . . . . . . . .      6,031            22,508
----------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income. . . . . . . . . . . . . . . . . . . . . . . . . . . .    (12,267)          (11,879)
  In Excess of Net Investment Income . . . . . . . . . . . . . . . . . . . . .       (198)                -
  Net Realized Gain. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (6,732)           (4,182)
  In Excess of Net Realized Gain . . . . . . . . . . . . . . . . . . . . . . .       (597)                -
----------------------------------------------------------------------------------------------------------------
  Total Distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    (19,794)          (16,061)
----------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Reinvestment of Distributions (42,301 and 18,040 shares, respectively) . . .        653               273
----------------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Capital Share Transactions . . . .        653               273
----------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease). . . . . . . . . . . . . . . . . . . . . . . . . .    (13,110)            6,720
Net Assets:
  Beginning of Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    133,050           126,330
----------------------------------------------------------------------------------------------------------------
  End of Period (including (distribution in excess of net investment income) /
    undistributed net investment income of $(198) and $199, respectively). . .   $119,940          $133,050
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


      The accompanying notes are an integral part of the financial statements.

                                                                                                   YEAR ENDED
                                                                                               DECEMBER 31, 1998
STATEMENT OF CASH FLOWS                                                                               (000)
----------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING AND OPERATING ACTIVITIES:
    Proceeds from Sales of Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 136,583
    Purchases of Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   (114,503)
    Net Increase in Short-Term Investments . . . . . . . . . . . . . . . . . . . . . . . . . . .        863
    Investment Income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12,015
    Interest Expense Paid. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (1,921)
    Operating Expenses Paid. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (1,436)
----------------------------------------------------------------------------------------------------------------
    Net Cash Provided by Investing and Operating Activities. . . . . . . . . . . . . . . . . . .     31,601
----------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Cash Paid for Reverse Repurchase Agreements. . . . . . . . . . . . . . . . . . . . . . . . .    (15,448)
    Cash Distributions Paid (net of reinvestment of U.S.$653). . . . . . . . . . . . . . . . . .    (16,182)
----------------------------------------------------------------------------------------------------------------
    Net Cash used for Financing Activities . . . . . . . . . . . . . . . . . . . . . . . . . . .    (31,630)
----------------------------------------------------------------------------------------------------------------
    Net Decrease in Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (29)
CASH AT BEGINNING OF PERIOD. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         76
----------------------------------------------------------------------------------------------------------------
CASH AT END OF PERIOD. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $      47
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH PROVIDED BY INVESTING AND
  OPERATING ACTIVITIES:
----------------------------------------------------------------------------------------------------------------
    Net Investment Income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  11,817
    Proceeds from Sales of Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    136,583
    Purchases of Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   (114,503)
    Net Increase in Short-Term Investments . . . . . . . . . . . . . . . . . . . . . . . . . . .        863
    Net Increase in Receivables Related to Operations. . . . . . . . . . . . . . . . . . . . . .       (246)
    Net Decrease in Payables Related to Operations . . . . . . . . . . . . . . . . . . . . . . .       (436)
    Accretion/Amortization of Discounts and Premiums . . . . . . . . . . . . . . . . . . . . . .     (2,477)
----------------------------------------------------------------------------------------------------------------
    Net Cash Provided by Investing and Operating Activities. . . . . . . . . . . . . . . . . . .  $  31,601
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


      The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                                             YEAR ENDED DECEMBER 31,
SELECTED PER SHARE DATA                                 -------------------------------------------------------------
AND RATIOS:                                                   1998        1997        1996        1995        1994
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD . . . . . . . . . .   $  15.19    $  14.45    $  13.63    $  11.96    $  14.10
---------------------------------------------------------------------------------------------------------------------
Offering Costs . . . . . . . . . . . . . . . . . . . . .         --          --          --          --       (0.01)
---------------------------------------------------------------------------------------------------------------------
Net Investment Income. . . . . . . . . . . . . . . . . .       1.34        1.37        1.35        1.34        1.32
Net Realized and Unrealized Gain (Loss) on Investments .      (0.66)       1.21        0.89        1.60       (2.08)
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations . . . . . . . . . .       0.68        2.58        2.24        2.94       (0.76)
---------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income. . . . . . . . . . . . . . . . .      (1.40)      (1.36)      (1.42)      (1.27)      (1.36)
  In Excess of Net Investment Income . . . . . . . . . .      (0.02)         --          --          --       (0.01)
  Net Realized Gain. . . . . . . . . . . . . . . . . . .      (0.76)      (0.48)         --          --          --
  In Excess of Net Realized Gain . . . . . . . . . . . .      (0.07)         --          --          --          --
---------------------------------------------------------------------------------------------------------------------
    Total Distributions. . . . . . . . . . . . . . . . .      (2.25)      (1.84)      (1.42)      (1.27)      (1.37)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD . . . . . . . . . . . . .   $  13.62    $  15.19    $  14.45    $  13.63    $  11.96
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD. . . . . . . . . .   $  15.38    $  14.63    $  14.63    $  12.88    $  11.38
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN: . . . . . . . . . . . . . . . .
  Market Value . . . . . . . . . . . . . . . . . . . . .      11.15%      23.79%      25.92%      25.21%    (14.11)%
  Net Asset Value (1). . . . . . . . . . . . . . . . . .       4.12%      18.48%      17.52%      26.07%     (5.53)%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA: . . . . . . . . . . . . . . .
NET ASSETS, END OF PERIOD (THOUSANDS). . . . . . . . . .   $119,940    $133,050    $126,330    $118,863    $104,260
---------------------------------------------------------------------------------------------------------------------
Ratio of Expenses before Interest Expense to Average
  Net Assets . . . . . . . . . . . . . . . . . . . . . .       1.10%       1.06%       1.12%       1.11%       1.12%
Ratio of Expenses After Interest Expense to Average
  Net Assets . . . . . . . . . . . . . . . . . . . . . .       2.23%       2.76%       2.46%       2.79%       2.78%
Ratio of Net Investment Income to Average Net Assets . .       9.00%       8.98%       9.82%      10.29%      10.18%
Portfolio Turnover Rate. . . . . . . . . . . . . . . . .         78%         94%        136%         84%         32%
---------------------------------------------------------------------------------------------------------------------

(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.


      The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998
---------
     The Morgan Stanley High Yield Fund, Inc. (the "Fund") was incorporated on September 23, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary objective is to produce high current income and as a secondary objective, to seek capital appreciation, through investments primarily in high yield securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued on the basis of prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by the Board of Directors (the "Board"), although the actual calculations may be done by others.

2. U.S. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counter party to the extent that the value of securities subject to repurchase exceed the Fund's liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements are designated as such in the Statement of Net Assets.

     At December 31, 1998, the Fund had reverse repurchase agreements outstanding as follows:

                                                      MATURITY IN
                                                       LESS THAN
                                                       365 DAYS
                                                      -----------
Value of Securities Subject to
  Repurchase . . . . . . . . . . . . . . . . . . . . .$32,096,000
Liability Under Reverse
  Repurchase Agreement . . . . . . . . . . . . . . . .$21,930,000
Weighted Average Interest Rate . . . . . . . . . . . .       6.38%

     The average weekly balance of reverse repurchase agreements outstanding during the year ended December 31, 1998 was approximately $22,178,000 at a weighted average interest rate of 6.38%.

5. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments and their associated risks that the Fund may utilize:

6. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

7. WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets on the Fund's Custody account as segregated. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.

8. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for its regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

9. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commit-ments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

10. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

11. OVER-THE-COUNTER TRADING: Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

12. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on investments purchased are accreted or amortized in accordance with the effective yield method over their respective lives. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments of the timing of the recognition of losses on securities and non-deductible expenses.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.08% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator. The Chase Manhattan Bank also acts as custodian for the Fund. Custodian fees are computed and payable monthly based on assets under custody plus an amount for each transaction effected, including reimbursement for certain out-of-pocket expenses.

D. During the year ended December 31, 1998, the Fund made purchases and sales totaling, approximately $114,753,000 and $133,073,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases and sales of long-term U.S. Government securities. At December 31, 1998, the Federal income tax cost basis of securities was $150,081,000 and, accordingly, net unrealized depreciation for Federal income tax purposes was $2,813,000 of which $5,570,000 related to appreciated securities and $8,383,000 related to depreciated securities. For the year ended December 31, 1998, the Fund intends to elect to defer to January 1, 1999 for U.S. Federal income tax purposes, post-October capital losses of $596,832.

E. At December 31, 1998, a substantial portion of the Fund's total investments consist of high yield securities rated below investment grade. Investments in high-yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher-rated securities. These investments are often traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the statement of net assets and the differences could be material.

F. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at December 31, 1998 totaled approximately $44,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

G. During December 1998, the Board declared distributions of $0.198 and $0.788 per share, derived from net investment income and net realized gains, respectively, payable on January 8, 1999, to shareholders of record on December 31, 1998.

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED):

     For the year ended December 31, 1998, the Fund designates $5,516,000 as long-term capital gain at the 20% tax bracket. In addition, for the year ended December 31, 1998, the percentage of dividends, as reported on Form 1099-DIV, that qualify for the 70% dividend received deduction for corporate shareholders was 3%.

REPORT OF INDEPENDENT AUDITORS
--------
To the Shareholders and Board of Directors of The Morgan Stanley High Yield Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of The Morgan Stanley High Yield Fund, Inc. (the "Fund") at December 31, 1998, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York 10036

February 8, 1999

YEAR 2000 DISCLOSURE (UNAUDITED):

The investment advisory services provided to the Fund by the Adviser depend on the smooth operation of its computer systems. Many computer and software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Adviser has been actively working on necessary changes to its own computer systems to deal with the year 2000 problem and expects that its systems will be adapted before that date. There can be no assurance, however, that the Adviser will be successful. In addition, other unaffiliated service providers may be faced with similar problems. The Adviser is monitoring their remedial efforts, but, there can be no assurance that they and the services they provide will not be adversely affected.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder may elect by providing written instructions to American Stock Transfer & Trust Company (the "Plan Agent") to have all distributions automatically reinvested in Fund Shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Participants who wish to withdraw from the Plan should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                    The Morgan Stanley High Yield Fund, Inc.
                    American Stock Transfer & Trust Company
                    Dividend Reinvestment and Cash Purchase Plan
                    40 Wall Street
                    New York, NY 10005
                    1-800-278-4353